Microsoft Word 11.0.6502;EX-99.770 - Transactions effected pursuant to Rule
10f-3

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  Citigroup

Name of Underwriting syndicate members:  BNP Paribas, Citigroup, Credit Suisse
 First Boston, Corp., Goldman, Sachs & Co., JP Morgan
Securities

Name of Issuer:  Goodyear Tire and Rubber

Title of Security:  GT

Date of First Offering:  6/23/05

Dollar Amount Purchased:  $2,750,000

Number of Shares Purchased:  2,750,000

Price Per Unit:  100

Resolution approved:  Approved at the September 2005 Board Meeting.

EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  Deutsche Bank

Name of Underwriting syndicate members: Banc of American Securities, LLC, Citigroup, Deutsche Bank Securities, Inc., Goldman, Sachs
& Co., JP Morgan Securities, Morgan Stanley

Name of Issuer:  Sungard Data Systems Inc.

Title of Security:  SDS

Date of First Offering:  7/27/05

Dollar Amount Purchased:  $563,000

Number of Shares Purchased:  563,000

Price Per Unit:  100

Resolution approved:  Approved at the September 2005 Board Meeting.

EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  Deutsche Bank

Name of Underwriting syndicate members: Citibroup, Deutsche Bank Securities, Inc., Goldman, Sachs & Co., JP Morgan Securities,
Morgan Stanley

Name of Issuer:  Sungard Data Systems Inc.

Title of Security:  SDA

Date of First Offering:  7/27/05

Dollar Amount Purchased:  $3,748,000

Number of Shares Purchased:  3,748,000

Price Per Unit:  100

Resolution approved:  Approved at the September 2005 Board Meeting.

EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  FB

Name of Underwriting syndicate members: Banc of America Securities, LLC, Bear Stearns & Co., Inc., Credit Suisse First Boston
Corp., Lehman Brothers, UBS, Citigroup, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Morgan Stanley, Wachovia Securities,
Inc., ABN Amro, BMO Nesbitt Burns Inc, BNP Paribas, Bose, Inc.,
Calyon Securities USA, Inc., Comerica Securities, Fortis Securities, Piper Jaffray & Co.

Name of Issuer:  Chesapeake Energy Corp.

Title of Security:  CHK

Date of First Offering:  8/11/05

Dollar Amount Purchased:  $197,954,000

Number of Shares Purchased:  2,000,000

Price Per Unit:  98.9770

Resolution approved:  Approved at the September 2005 Board Meeting.

EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  Deutsche Bank

Name of Underwriting syndicate members: Deutsche Bank Securities, JP Morgan, Bear, Stearns & Co., Inc., Goldman, Sachs & Co.,
Merrill Lynch & Co., Wachovia Securities, Wells Fargo Securities, LLC

Name of Issuer:  Kerzner International

Title of Security:  KZL

Date of First Offering:  9/15/05

Dollar Amount Purchased:  $1,625,000

Number of Shares Purchased:  1,625,000

Price Per Unit:  100

Resolution approved:  Approved at the September 2005 Board Meeting.

EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  Deutsche Bank

Name of Underwriting syndicate members: Deutsche Bank Securities, Inc., Goldman, Sachs & Co., JP Morgan Securities, Banc of America
Securities, LLC., Scotia Capital, Inc., Wachovia Securities, Inc.

Name of Issuer:  Lin Television Corp.

Title of Security:  TVL

Date of First Offering:  9/23/05

Dollar Amount Purchased:  $1,498,867.50

Number of Shares Purchased:  1,625,000

Price Per Unit:  92.2380

Resolution approved:  Approved at the September 2005 Board Meeting.

EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  FB

Name of Underwriting syndicate members: Credit Suisse First Boston, Deutsche Bank Securities, Bank of America Securities, LLC.,
Goldman, Sachs & Co.

Name of Issuer:  Neiman Marcus Group, Inc.

Title of Security:  NMG

Date of First Offering:  9/28/05

Dollar Amount Purchased:  $3,000,000

Number of Shares Purchased:  3,000,000

Price Per Unit:  100

Resolution approved:  Approved at the September 2005 Board Meeting.


RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2005 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2005, for the Funds, on behalf of the Goldman Sachs Variable Insurance
Trust of instruments  during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.




EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From:  LB

Name of Underwriting syndicate members: Credit Suisse Fist Boston Corp., JP Morgan Securities, Lehman Brothers, Bank of America
Securities, LLC., Banco Santander, Citigroup, Deutsche Bank Securities, Inc., Dresdner Kleinwort Wasserstein Sec, Goldman, Sachs &
Co., HSBC Securities, Mitsubishi UFJ Securities International, Mizuho nternational PLC Morgan Stanley, RBS Greenwich Capital,
Standard Chartered Bank, Sumitomo Bank Capital Markets, Inc.,
TD Securities, UBS Wachovia Securities, Inc.

Name of Issuer:  Wal-Mart Stores

Title of Security:  WMTS

Date of First Offering:  8/24/05

Dollar Amount Purchased:  $2,165,865

Number of Shares Purchased:  2,175,000

Price Per Unit:  99.58

Resolution approved:  Approved at the September 2005 Board Meeting.



EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From:  ML

Name of Underwriting syndicate members: Goldman Sachs International, Merrill Lynch International, Ltd., UBS

Name of Issuer:  Resona Bank

Title of Security:  RESONA

Date of First Offering:  9/9/05

Dollar Amount Purchased:  $3,497,550

Number of Shares Purchased:  3,500,000

Price Per Unit:  99.9300

Resolution approved:  Approved at the September 2005 Board Meeting.



EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From:  JPM

Name of Underwriting syndicate members:  Goldman, Sachs & Co., JP Morgan
Securities

Name of Issuer:  Amerus Group Co.

Title of Security:  AMH

Date of First Offering:  8/2/05

Dollar Amount Purchased:  $3,682,277

Number of Shares Purchased:  3,700,000

Price Per Unit:  99.5210

Resolution approved:  Approved at the September 2005 Board Meeting.



EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From:  Wachovia

Name of Underwriting syndicate members: Banc of America Securities, LLC., Citigroup, Wachovia Securities, Goldman, Sachs & Co., BNP
Paribas, RBS Greenwich Capital

Name of Issuer:  Energy Transfer Partners

Title of Security:  ETP

Date of First Offering:  7/26/05

Dollar Amount Purchased:  $3,796,086

Number of Shares Purchased:  3,800,000

Price Per Unit:  99.8970

Resolution approved:  Approved at the September 2005 Board Meeting.


RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2005 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2005, for the Funds, on behalf of the Goldman Sachs Variable Insurance
Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.



EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Investment Grade Credit  Fund

Name of Underwriter Purchased From:  ML

Name of Underwriting syndicate members: Goldman Sachs International, Merill Lynch International, Ltd., UBS

Name of Issuer:  Resona Bank

Title of Security:  RESONA

Date of First Offering:  9/9/05

Dollar Amount Purchased:  $1,473,967.50

Number of Shares Purchased:  1,475,000

Price Per Unit:  99.9300

Resolution approved:  Approved at the September 2005 Board Meeting.



EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  LB

Name of Underwriting syndicate members:  Credit Suisse Fist Boston Corp.,
JP Morgan Securities, Lehman Brothers, Bank of America
Securities, LLC., Banco Santander, Citigroup, Deutsche Bank Securities, Inc., Dresdner Kleinwort Wasserstein Sec, Goldman, Sachs &
Co., HSBC Securities, Mitsubishi UFJ Securities International,
Mizuho International PLC Morgan Stanley, RBS Greenwich Capital,
Standard Chartered Bank, Sumitomo Bank Capital Markets, Inc., TD
Securities, UBS Wachovia Securities, Inc.

Name of Issuer:  Wal-Mart Stores

Title of Security:  WMTS

Date of First Offering:  8/24/05

Dollar Amount Purchased:  $821,535

Number of Shares Purchased:  825,000

Price Per Unit:  99.58

Resolution approved:  Approved at the September 2005 Board Meeting.

EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  JPM

Name of Underwriting syndicate members:  Goldman, Sachs & Co., JP Morgan
Securities

Name of Issuer:  Amerus Group Co.

Title of Security:  AMH

Date of First Offering:  8/2/05

Dollar Amount Purchased:  $721,527.25

Number of Shares Purchased:  725,000

Price Per Unit:  99.5210

Resolution approved:  Approved at the September 2005 Board Meeting.

EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  UBSW

Name of Underwriting syndicate members  JP Morgan, Banc of America Securities,
 LLC., Barclays Capital, Citigroup, UBS Investment
Bank, BNP Paribas, Dresdner Kleinwort, Wasserstein, Goldman, Sachs & Co.,
RBS Greenwich Capital

Name of Issuer:  BAE Systems Holdings, Inc.

Title of Security:  BAPLC

Date of First Offering:  7/20/05

Dollar Amount Purchased:  $2,193,664

Number of Shares Purchased:  2,200,000

Price Per Unit:  99.7120

Resolution approved:  Approved at the September 2005 Board Meeting.



EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  Wachovia

Name of Underwriting syndicate members: Banc of America Securities, LLC., Citigroup, Wachovia Securities, Goldman, Sachs & Co., BNP
Paribas, RBS Greenwich Capital

Name of Issuer:  Energy Transfer Partners

Title of Security:  ETP

Date of First Offering:  7/26/05

Dollar Amount Purchased:  $1,473,480.75

Number of Shares Purchased:  1,475,000

Price Per Unit:  99.8970

Resolution approved:  Approved at the September 2005 Board Meeting.



EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  MS

Name of Underwriting syndicate members: Bear, Stearns & Co., Inc., Credit Suisse First Boston, Goldman, Sachs & Co., JP Morgan,
Merrill Lynch & Co., Citigroup, Deutsche Bank Securities, HSBC, KeyBanc Capital Markets, Morgan Stanley, UBS Investment Bank

Name of Issuer:  Key Bank, N.A.

Title of Security:  KEY

Date of First Offering:  3/15/05

Dollar Amount Purchased:  $1,900,000

Number of Shares Purchased:  1,900,000

Price Per Unit:  100

Resolution approved:  Approved at the September 2005 Board Meeting.


RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2005 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2005, for the Funds, on behalf of the Goldman Sachs Variable Insurance
Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.



EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From:  Citigroup Global Markets Inc.

Name of Underwriting syndicate members:  Citigroup, Goldman, Sachs & Co., First
 Albany Capital, Inc., Merrill Lynch & Co., M.R. Beal
& Co., Banc of America Securities, Loop Capital Markets

Name of Issuer:  State of Lousiana Gasoline Fuels Tax Revenue Bonds

Title of Security:  LASGEN

Date of First Offering:  4/20/05

Dollar Amount Purchased:  $25,994,750

Number of Shares Purchased:  25,000,000

Price Per Unit:  $103.979

Resolution approved:  Approved at the May 2005 Board Meeting.



EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From:  Bear Stearns & Co. Inc.

Name of Underwriting syndicate members: Bear, Stearns & Co., Inc., Citibroup, Goldman, Sachs & Co., Siebert Brandford Shank & Co.,
A.G. Edwards

Name of Issuer:  Golden State Securitization Corporation Enhanced Tobacco
 Settlement

Title of Security:  GLDGEN

Date of First Offering:  7/28/05

Dollar Amount Purchased:  $18,931,420.00

Number of Shares Purchased:  18,500,000

Price Per Unit:  $102.332

Resolution approved:  Approved at the September 2005 Board Meeting.



EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From:  UBS Financial Services Inc.

Name of Underwriting syndicate members: UBS Financial Services Inc., Citigroup, Lehman Brothers, Bank of America Services LLC, Bear,
Stearns & Co., Inc., Goldman, Sachs & Co.

Name of Issuer:  Massachusetts School Building Authority Dedicated Sales
Tax Bonds

Title of Security:  MASEDU

Date of First Offering:  July 15, 2005

Dollar Amount Purchased:  $5,860,690.00

Number of Shares Purchased:  5,500,000

Price Per Unit:  106.558

Resolution approved:  Approved at the September 2005 Board Meeting.


RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2005 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2005, for the Funds, on behalf of the Goldman Sachs Variable Insurance
Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.



EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter Purchased From: Massachusetts School Building Authorith Dedicated Sales Tax Bonds

Name of Underwriting syndicate members: UBS Financial Services, Inc., Citigroup, Lehman Brothers, Bank of America Services LLC,
Bear, Stearns & Co., Inc., Goldman Sachs & Co.

Name of Issuer:  Massachusetts School Building Authority Dedicated Sales
Tax Bonds

Title of Security:  MASEDU

Date of First Offering:  July 15, 2005

Dollar Amount Purchased:  $532,790.00

Number of Shares Purchased:  500,000

Price Per Unit:  106.558

Resolution approved:  Approved at the September 2005 Board Meeting.



EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Municipal Income Fund

Name of Underwriter Purchased From:  Bear Stearns & Co., Inc.

Name of Underwriting syndicate members: Bear, Stearns & Co., Inc., Citigroup, Goldman, Sachs & Co., Siebert Brandford Shank & Co.,
A.G. Edwards

Name of Issuer: Golden State Securitization Corporation Enhanced Tobacco Settlement

Title of Security:  GLDGEN

Date of First Offering:  7/28/05

Dollar Amount Purchased:  $1,534,980

Number of Shares Purchased:  1,500,000

Price Per Unit:  $102.332

Resolution approved:  Approved at the September 2005 Board Meeting.


RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2005 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2005, for the Funds, on behalf of the Goldman Sachs Variable  Insurance
Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.



EX-99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Short Duration Tax-Free Fund

Name of Underwriter Purchased From:  UBS Financial Services Inc.

Name of Underwriting syndicate members: UBS Financial Services Inc., Citigroup, Lehman Brothers, Bank of America Services LLC.,
Bear, Stearns & Co., Inc., Goldman, Sachs & Co.

Name of Issuer:  Massachusetts School Building Authority Dedicated Sales Tax
Bonds

Title of Security:  MASEDU

Date of First Offering:  July 15, 2005

Dollar Amount Purchased:  $2,645,100

Number of Shares Purchased:  2,500,000

Price Per Unit:  $105.804

Resolution approved:  Approved at the September 2005 Board Meeting.


RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2005 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2005, for the Funds, on behalf of the Goldman Sachs Variable Insurance
Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.